UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): July 23, 2019

Reliant Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2019, Reliant Bancorp, Inc. (the “Company”), the parent of Reliant Bank (“Reliant”), issued a press release announcing its financial results for the quarter ended June 30, 2019. A copy of the Company’s press release and Presentation (as defined below) are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated herein by reference. The Company plans to host a teleconference and webcast on July 24, 2019 at 9:00 a.m. CDT to discuss these results. The earnings conference call will be broadcast live over the Internet at https://www.webcaster4.com/Webcast/Page/1855/30982. A replay of the earnings call will be available on the Company’s website at www.reliantbank.com in the “Investor Relations” section and will be available for 12 months.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2019, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved two new forms of agreements for use for equity awards pursuant to the Commerce Union Bancshares, Inc. 2015 Equity Incentive Plan (the “EIP”) to DeVan D. Ard, Jr., the Company’s Chairman, Chief Executive Officer and President, Louis E. Holloway, the Company’s Chief Operating Officer, John R. Wilson, the Company’s Chief Loan Officer, and J. Daniel Dellinger, the Company’s Chief Financial Officer.

Restricted Stock Unit Agreement

The Compensation Committee approved a form of Restricted Stock Unit Agreement (the “RSU Agreement”) for use by the Company in connection with awards of restricted stock units (“RSUs”) to certain employees of the Company or Reliant. Pursuant to the RSU Agreement, subject to certain vesting requirements, each participant is eligible to receive a number of shares of the Company’s common stock, par value $1.00 per share (“Shares”), equal to the number of RSUs granted. The RSUs will be subject to special vesting and forfeiture rules as specified in the RSU Agreement and the EIP, and the RSUs will time-based vest according to the specifications in the RSU Agreement. After vesting, the Company will convert the RSUs granted into the equivalent number of Shares and will deliver the Shares to the participant. Dividend equivalents will accrue on the RSUs (pursuant to the terms of the RSU Agreement) and will be subject to the same vesting and forfeiture restrictions as the RSUs to which they are attributable and will be paid at the time of settlement of the RSUs to which they are attributable. If, prior to vesting, the participant’s employment with the Company terminates for any reason except death or “Disability” (as defined in the EIP), any RSUs unvested as of that date will be forfeited. In the event of death or Disability of the participant, all unvested RSUs will vest. Also, in the event of a “Change in Control” (as defined in the EIP), the Compensation Committee can take any actions as provided for in the EIP in respect of the RSUs.

The Compensation Committee approved the following grants of RSUs pursuant to RSU Agreements: (1) Mr. Ard, 5,500 RSUs; (2) Mr. Holloway, 2,000 RSUs; (3) Mr. Wilson, 3,000 RSUs; and (4) Mr. Dellinger, 2,000 RSUs.

Incentive Stock Option Agreement

The Compensation Committee approved a form of Incentive Stock Option Agreement (the “ISO Agreement”) for use by the Company in connection with awards of incentive stock options (“ISOs”) to certain employees of the Company or Reliant. Pursuant to the ISO Agreement, ISOs will vest in five equal installments on each of the first five anniversaries of the grant date, subject to the participant’s continued employment. The ISOs will expire on the 10th anniversary of the grant date. Unless the participant is terminated for “Cause” (as defined in the EIP), ISOs can be exercised, to the extent vested, for three months post-termination of service. In the event of death or Disability of the participant, ISOs can be exercised, to the extent vested, for 12 months following such event. Also, in the event of a Change in Control, notwithstanding the vesting schedule specified in the ISO Agreement, the Compensation Committee can take any actions as provided for in the EIP in respect of the ISOs.

The Compensation Committee approved the following grants of ISOs pursuant to ISO Agreements: (1) Mr. Ard, 5,500 ISOs; (2) Mr. Holloway, 2,000 ISOs; (3) Mr. Wilson, 3,000 ISOs; and (4) Mr. Dellinger, 2,000 ISOs.

The foregoing descriptions of the RSU Agreement and the ISO Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 23, 2019, the Company issued the press release described above in Item 2.02 of this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

On July 23, 2019, the Company also posted to its website a presentation that management intends to use during the Company’s July 24, 2019 earnings call and webcast (the “Presentation”). The Presentation is available on the Company’s website, www.reliantbank.com, and is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

All statements in the press release, teleconference and webcast, and the Presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and the Company’s other filings with the Securities and Exchange Commission for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

10.1	Form of 2019 Restricted Stock Unit Agreement (for Employees).
10.2	Form of 2019 Incentive Stock Option Agreement.
99.1	Press Release, dated July 23, 2019.
99.2	Presentation, dated July 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: July 23, 2019
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
Chairman, President, and CEO